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                                BERGER IPT FUNDS

                         SUPPLEMENT DATED MARCH 12, 2003

The previously announced shareholder meetings of the Berger Funds occurred on March 7, 2003. At the meetings, shareholders approved the following fund proposals:

         Berger IPT - Growth Fund
         Berger IPT - Large Cap Growth Fund
         Berger IPT - International Fund

It is anticipated that the mergers and other proposals related to these funds will take effect after close of business on Friday, March 21, 2003.

You may continue to direct any inquiries you may have regarding your Berger IPT Fund to your insurance company.